                                                                                                                       EXHIBIT 99.1
                                                    SCHEDULE
                            (Reconciliation of Balance Sheet with Statement of Cash Flows for the Periods ending September 30, 2004 and September 30, 2003)

Dollars in thousands
                                                   Quarter Ended
                                              -------------------------
Income statement:                              09/30/04      09/30/03
                                              -----------   -----------

    Earnings before income taxes               $  29,833     $  17,948
    Income taxes                                  11,337     $   6,731
                                              -----------   -----------

    Net earnings                               $  18,496     $  11,217
                                              ===========   ===========

Balance Sheet (Qtr to Qtr change this year):           As of                            Recon to
                                              -------------------------                 9/30/2004
                                               09/30/04      06/30/04     Change        Cash Flow
                                              -----------   -----------   --------      ----------
Current assets
      Deferred income taxes                    $  14,288     $  15,670     (1,382) ‹--¦
     Refundable income taxes                        915         1,162       (247)    ¦  ‹--- $ 246  This amount plus a $1 foreign
                                                                                      ¦              translation adjustment equal
                                                                                      ¦              the amount shown on cash flow
Current liabilities                                                                   ¦
      Income taxes                                     -             -          -     ¦
                                                                                      ¦
Long term liabilities                                                                 ¦              These two amounts plus
    Deferred income taxes                         58,892        49,568      9,324  ‹--¦    $ 10,699  a $7 foreign translation
                                                                                                     adjustment equals the amount
                                                                                                     shown on cash flow

Balance Sheet (Qtr to Qtr change last year):           As of                            Recon to
                                              -------------------------                 9/30/2003
                                               09/30/03      06/30/03     Change        Cash Flow
                                              -----------   -----------   --------      ----------
Current assets
      Deferred income taxes                    $  46,056     $  46,056          -
      Refundable income taxes                          -           921       (921) ‹--------- $ 871 This amount plus a $50 foreign
                                                                                                    translation adjustment equal the
                                                                                                    amount shown on cash flow
Current liabilities
      Income taxes                                 8,399             -      8,399  ‹------- $ 8,392 This amount plus a $7 foreign
                                                                                                    translation adjustment equal the
                                                                                                    amount shown on cash flow
Long term liabilities
    Deferred income taxes                         62,606        62,606          -

                                                   Quarter Ended
                                              -------------------------
Cash Flow:                                     09/30/04      09/30/03
                                              -----------   -----------

    Income taxes (from income statement)       $ (11,337)    $  (6,731)

    Change in deferred income taxes               10,699             -
    Change in refundable income taxes
       (included in Other assets on cash flow)       246           871
    Change in tax payable
       (included in AP and Other liabilities
        on cash flow)                                 (5)        8,392
                                              -----------   -----------

    Net impact on cash flow of tax accounts    $    (397)(1) $   2,532(2)
                                              ===========   ===========

-------------------------
(1) Represents tax payments during the quarter.
(2) Represents tax refunds received during the quarter.